Manor
Investment Funds

3rd Quarter Report
September 30, 2020
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2020

Dear Fellow Shareholders:

The stock market continued its rebound from the lows of the 1st Quarter of 2020, fueled by continued fiscal stimulus and massive amounts of central bank liquidity injections throughout the world. This seems to be the "new normal" for the markets as each setback is met by increased policy intervention. It remains to be seen just how many times this cycle will repeat itself, and what will ultimately happen when the fiscal and monetary spigots run dry.

A Disconnect

I play ice hockey early in the morning a couple of days a week with a group of players of a similar age. The rink 4 group is a mix of professionals, contractors, and business owners. We sometimes head to the DK Diner for a short stack after our sessions. Recently, the discussion turned to the new popularity of work-from-home and the potential negative impact this might have on the commercial real estate market. The concern expressed was that a decline in demand for commercial real estate could result in a "second wave" of economic stress on our already weakened economy.

While the discussion centered on the disconnect between the risks represented by this structural change in our workforce and the highly leveraged commercial real estate industry, it really points to a larger disconnect between the recent performance of our financial markets and economic impact of the Covid business shutdowns. It is a classic example of the divergence between the realities of the "main street" economy and the performance of the "wall street" markets.

After declining 35% in just 6 weeks when Covid hit, the S&P 500 index climbed from the lows to an all-time high in just 126 trading days. The move was led by the mega-cap tech names; Facebook, Apple, Amazon, Netflix, Microsoft, and Google, collectively known as the FAANMG's. Those stocks were up 42.5% on a price basis year-to-date on 9/30 compared to just 4.1% for the S&P 500. That means that the stocks above were up 42.5% while the remaining 494 companies in the S&P 500 were down 3.6% collectively. The dominance of these growth names pushed valuations to levels not seen since the dot com days. While stocks may look "cheap" given the low interest rate levels, they do not seem to be cheap on the basis of earnings and growth expectations, especially considering that earnings per share are expected to be down 20% this year and not expected to be back to pre-recession levels until 2022 at the earliest.

Massive shutdowns of non-essential businesses caused real Gross Domestic Product (GDP) to drop at a 31.4% annual rate during the second quarter, the biggest drop since the 1930's, but GDP for the third quarter is expected to rebound 33.4%. At a quick glance this looks like good news since the rebound is greater than the decline, but when combined, the net result is actually a decline of approximately 8.5% over those two quarters. News on the labor market is also disappointing. Over 40 million jobs were lost due to the lockdowns, but only 25 million were created in the rebound. The unemployment rate is over 11%, a number that would be 15% higher if adjusted for the vast number of people who have just stopped looking for work. Of additional concern is that the number of "permanently" unemployed people in the unemployment rate above account for one third of the total. If this group continues to remain unemployed on a permanent basis, it could result in long-term structural damage to the economy. Compounding this labor market crisis is that upwards of 30% of the workforce were employed by travel, leisure, hospitality, and restaurant businesses that are struggling to reopen, or facing the prospect of bankruptcies.

The Manor Fund

The Manor Fund generated a return of 6.59%, net of all fees and expenses, during the quarter ending September 30, 2020, underperforming the S&P 500 index return of 8.48% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 8.59%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing year with a return of 6.72% for the Fund compared to returns of 14.51% for the S&P 500 and 12.60% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 2.56%, 6.73%, and 8.60% for the Fund compared to annualized returns of 12.06%, 14.01%, and 13.65% for the S&P 500 index, and returns of 10.62%, 12.90%, and 12.34% for the Lipper Large-Cap Core mutual fund index.

During the 3rd Quarter of 2020, the Fund was helped by strong performance from D.R. Horton, Charter Communications, Cummins, Inc., Skyworks Solutions, Inc., and Facebook, Inc. The shares of homebuilder D.R. Horton, one of the top performers last quarter, rose steadily through much of the quarter. Horton reported a strong increase in net sales orders, revenue and earnings that were better than expectations, and raised revenue guidance for the next quarter. The shares of Charter Communications also rose steadily, and continued to rise when the market pulled back during September. The company reported quarterly earnings that beat expectations, and year-over-year revenue growth that was also better than expected. The shares of Cummins rose early in the quarter when the company reported revenue and earnings that were better than expectations. The company reaffirmed revenue guidance, indicating continued revenue growth next quarter. The shares of Skyworks Solutions, also one of the top performers last quarter, rose after the company reported revenue and earnings that were better than expectations. The company raised revenue and earnings guidance for the coming quarter, and increased the quarterly dividend. The shares of Facebook, another of the top performers last quarter, rose early in the quarter after the company reported revenue and earnings that were better than expected. Facebook also reported strong growth in daily average users and monthly average users, reflecting increased usage as people around the world complied with shelter-in-place measures.

Notable laggards during the 3rd Quarter of 2020 include Valero Energy Corp., CVS Health Corp., Chubb Limited, Delta Air Lines, Inc., and Microchip Technology, Inc. The shares of Valero Energy were weak through much of the quarter. The stock had rallied off of the March lows, peaking early in June, and then turned lower reflecting concerns about reduced consumption and pricing pressures. During the quarter Valero reported earnings that were better than expectations, but a sharp decline in year-over-year revenue growth. The shares of CVS Health traded in a narrow range early in the quarter, but then declined after reporting quarterly results. CVS reported revenue and earnings that exceeded expectations, and raised earnings guidance for the fiscal year. Weakness in the shares seemed to mirror weakness in the shares of other companies in the health care facilities and services industry, rather than a direct response to the earnings report. The shares of Chubb traded in a narrow range early in the quarter and then declined after the company reported quarterly results. Chubb reported revenue that was in line with expectations, but an earn-

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - September 30, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –95.2%		
Consumer Discretionary – 12.2%		
Booking Holdings*	112	191,596
Lowes Companies	1,520	252,107
D. R. Horton, Inc.	5,769	436,310
		880,013
Consumer Staples – 5.3%		
Kroger Company	4,066	137,878
PepsiCo, Inc.	1,745	241,857
		379,735
Energy – 3.9%		
Cabot Oil & Gas	7,998	138,845
Valero Energy	3,344	144,862
		283,707
Financial – 9.1 %		
Chubb Corp.	1,016	117,978
JPMorgan Chase	2,229	214,586
Metlife Inc.	3,028	112,551
PNC Financial	1,886	207,290
		652,405
Health Care – 10.9%		
AbbVie, Inc.	582	50,977
AmerisourceBergen	1,689	163,698
Anthem, Inc.	1,030	276,648
Biogen, Inc.*	701	198,860
CVS Health Corp.	1,661	97,002
		787,185
Industrial – 7.5%		
Cummins, Inc.	1,486	313,784
Northrop Grumman	707	223,051
		536,835
Information Technology – 23.6%		
Applied Materials	4,774	283,814
Fidelity National	1,682	247,607
Microchip Tech	2,797	287,420
Microsoft Corp.	1,766	371,443
NetApp, Inc.	2,524	110,652
Skyworks Solutions	2,734	397,797
		1,698,733
Material – 5.2%		
Avery Dennison	2,944	376,361
		376,361
Communication Services – 11.2%		
AT & T, Inc.	2,748	78,346
Charter Comms.*	603	376,477
Facebook, Inc cl A*	1,346	352,517
		807,340
Utility – 1.1%		
AES Corporation	4,514	81,749
		81,749
Real Estate Investment Trust – 5.2%		
Equinix, Inc.	491	373,224
		373,224
TOTAL COMMON STOCKS (Cost $ 4,383,918)		6,857,287
SHORT-TERM INVESTMENTS – 4.8%		
1st Amer. Gov. Fund	344,887	344,887
TOTAL SHORT-TERM INVESTMENTS (Cost $ 344,887)		344,887
TOTAL INVESTMENTS – 100.0% (Cost $ 4,728,805)		7,202,174
Other Assets less Liabilities – Less than 0.1%		792
NET ASSETS 100.0%		$ 7,202,966

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - September 30, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2020

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**6.59 %**	8.48 %	8.59 %
1-Year	**6.72 %**	14.51 %	12.60 %
3-Year Annualized	**2.56 %**	12.06 %	10.62 %
5-Year Annualized	**6.73 %**	14.01 %	12.90 %
10-Year Annualized	**8.60 %**	13.65 %	12.34 %
Annualized since inception 9/26/95	**5.97 %**	9.27 %	7.39 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
D.R. Horton, Inc.	6.1 %
Skyworks Solutions	5.5 %
Charter Comm.	5.2 %
Avery Dennison	5.2 %
Equinix, Inc.	5.2 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	23.6 %
Consumer Disc.	12.2 %
Communication	11.2 %
Health Care	10.9 %
Financial	9.1 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 99.0%		
Consumer Discretionary – 12.0%		
Amazon.com Inc.*	326	1,026,486
Dollar Tree, Inc.*	2,935	268,083
LKQ Corp.*	7,310	202,706
		1,497,275
Financial – 1.9%		
Chubb Limited	2,067	240,020
		240,020
Health Care – 24.5%		
AbbVie, Inc.	3,055	267,587
Alexion Pharma *	1,952	223,367
Bristol-Myers	5,612	338,348
CVS Health Corp.	6,139	358,518
Eli Lilly & Co.	3,544	524,583
Regeneron Pharma*	672	376,172
Thermo Fisher	1,156	510,397
UnitedHealth	1,453	453,002
		3,051,974
Industrial – 7.0%		
Landstar System	2,719	341,207
Southwest Airlines	5,194	194,775
United Rentals, Inc.*	1,919	334,866
		870,848

Description	Shares	Market Value
Information Technology – 36.5 %		
Akamai Tech., Inc.*	4,221	466,589
Apple, Inc.	12,048	1,395,279
Cognizant Tech	4,326	300,311
Fidelity National	3,511	516,854
MasterCard Inc.	1,164	393,630
Microsoft Corp.	2,926	615,426
ON Semiconductor*	17,660	383,045
Qualcomm, Inc.	3,991	469,661
		4,540,795
Material – 4.5%		
Sherwin Williams	801	558,089
		558,089
Communication Services – 12.6%		
Activision Blizzard	4,714	381,598
Alphabet Inc. Cl A*	211	309,241
Alphabet Inc. Cl C*	211	310,086
Charter Comm.*	906	565,652
		1,566,577
TOTAL COMMON STOCKS (Cost $6,804,425)		12,325,578
SHORT-TERM INVESTMENTS – 1.0%		
1st Amer. Gov. Fund	121,127	121,127
TOTAL SHORT-TERM INVESTMENTS (Cost $ 121,127)		121,127
TOTAL INVESTMENTS – 100.0% (Cost$ 6,925,552)		12,446,705
Other Assets less Liabilities – Less than 0.1%		1,867
NET ASSETS – 100.0%		12,448,572

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2020

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending September 30, 2020

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**8.85 %**	8.48 %	12.43 %
1-Year	**23.52 %**	14.51 %	37.23 %
3-Year Annualized	**13.11 %**	12.06 %	20.69 %
5-Year Annualized	**13.60 %**	14.01 %	18.83 %
10-Year Annualized	**13.09 %**	13.65 %	15.84 %
Annualized since inception 6/30/99	**6.41 %**	6.29 %	5.63 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.2 %
Amazon.com, Inc.	8.3 %
Microsoft Corp.	4.9 %
Charter Comm.	4.5 %
Sherwin-Williams	4.5 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.5 %
Health Care	24.5 %
Communication	12.6 %
Consumer Disc.	12.0 %
Industrial	7.0 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2020

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 97.5%		
U.S Treasury 1.500 % Due 01-31-22	125,000	127,246
U.S. Treasury 1.250 % Due 07-31-23	300,000	309,187
U.S. Treasury 2.500 % Due 08-15-23	225,000	240,135
U.S. Treasury 1.500 % Due 08-15-26	150,000	159,891
U.S. Treasury 2.875 % Due 05-15-28	100,000	117,633
U.S Treasury 1.750 % Due 11-15-29	325,000	357,805
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,208,178)		1,311,897
SHORT-TERM INVESTMENTS – 1.4%		
1st American Treasury Obligation Fund	19,398	19,398
TOTAL SHORT-TERM INVESTMENTS (Cost $ 19,398)		19,398
TOTAL INVESTMENTS – 98.9% (Cost $ 1,227,576)		1,331,295
Other Assets less Liabilities – Net – 1.1%		14,188
NET ASSETS - 100.0%		$ 1,345,483

SECURITY VALUATION:

Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2020

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2020

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**0.00 %**	0.19 %	0.19 %
1-Year	**6.46 %**	6.59 %	6.03 %
3-Year Annualized	**3.64 %**	4.51 %	4.05 %
5-Year Annualized	**1.88 %**	3.33 %	2.77 %
10-Year Annualized	**0.93 %**	2.78 %	2.34 %
Annualized since inception 6/30/99	**2.14 %**	4.30 %	4.03 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 1.750% Due 11-15-29	26.6 %
US Treasury 1.250% Due 07-31-23	23.0 %
US Treasury 2.500% Due 08-15-23	17.8 %
US Treasury 1.500% Due 08-15-26	11.9 %
US Treasury 1.500% Due 01-31-22	9.5 %

(Continued from page 3)
ings loss that was much worse than previous guidance. The shares of Delta Airlines were weak, in line with weakness throughout the airline industry. Delta reported a substantial decline in revenue year-over-year and reported an earnings loss that was worse than expectations. The shares of Microchip Technology, a top performer in the portfolio last quarter, fell after the company reported quarterly results. The company reported revenue and earnings that were better than expected, and reaffirmed revenue and earnings guidance for the next quarter. The shares rebounded somewhat, but declined again later in the quarter when the market pulled back.

During the quarter we sold Carnival Corporation, Delta Airlines, Discover Financial, and Nucor Corporation. Many of these companies are expected to struggle as the effect of economic shutdowns impact ongoing operations and financial stability. We also sold Raytheon Technologies after its merger with United Technologies and reinvested the proceeds in Northrop Grumman.

The Growth Fund

The Manor Growth Fund generated a return of 8.85%, net of all fees and expenses, during the quarter ending September 30, 2020, outperforming the S&P 500 index return of 8.48% but underperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 12.43%. The Fund outperformed the S&P 500 index during the trailing year, and the trailing 3-year period with returns of 23.52% and 13.11% for the Fund, compared to the S&P 500 index return of 14.51% and 12.06% for the same time periods. The Fund underperformed the Lipper index during the trailing year, and the trailing 3-year time periods with returns of 23.52% and 13.11% compared to the Lipper index returns of 37.23% and 20.69% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-year and 10-year periods, with returns of 13.60% and 13.09% for the Fund compared to returns of 14.01%, and 13.65% for the S&P 500, and returns of 18.83% and 15.84% for the Lipper index. The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 6.41% for the Fund compared to 6.29% for the S&P 500 index and 5.63% for the Lipper Large-Cap Growth index.

During the 3rd Quarter of 2020, the Fund was helped by strong performance from Apple, Inc., Amazon.com, Inc., Qualcomm, Inc., Charter Communications, Inc., and the Sherwin-Williams Co. The shares of Apple, Inc., a top performer in the portfolio last quarter, rose steadily throughout much of the quarter. The upward move in the shares accelerated when the company reported quarterly results that exceeded expectations. Apple reported revenue and earnings that were above expectations, driven by double digit growth in iPads, Macs, and wearables. Sales and services of iPhones also topped expectations. The shares received an additional boost when the company announced a 4 for 1 stock split. The shares of Amazon, another top performer last quarter, followed a similar trajectory as Apple. Amazon reported revenue and earnings that exceeded expectations, and raised earnings guidance for the coming quarter. Revenue from Amazon Web Services, a closely watched business segment, rose 29% year-over-year. The shares of Qualcomm jumped when the company announced quarterly results. Qualcomm reported revenue and earnings that exceeded expectations, and confirmed revenue and earnings guidance for the coming quarter. The shares received an added boost on the news that the company reached a settlement agreement with Huawei resolving litigation pertaining to global licensing revenue. The shares of Charter Communications also rose steadily, and continued to rise when the market pulled back during September. The company reported quarterly earnings that beat expectations, and year-over-year revenue growth that was also better than expected. The shares of Sherwin-Williams rose steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations, and raised earnings guidance for the fiscal year. The shares also benefitted from strong performance among many of the companies in the housing and home improvement industry.

Notable laggards during the 3rd Quarter of 2020 include Eli Lilly & Co., Regeneron Pharmaceuticals, Inc., CVS Health Corp., AbbVie, Inc., and Chubb Limited. It is interesting to note that four of these poorly performing stocks are in health care related industries. The shares of Eli Lilly fell after generating strong results since the market lows in March. Lilly reported earnings that exceeded expectations, and raised earnings expectations for the fiscal year. Reported revenue for

the quarter was short of expectations, but the company reaffirmed revenue guidance for the fiscal year. The shares of Regeneron Pharmaceuticals also declined reversing an uptrend that stretched back to last year. Regeneron reported revenue and earnings that exceeded expectations, driven by strong year-over-year revenue growth. Given the strength of the earnings report, the pullback in the stock reflects investor profit taking after the long run up in the shares. The shares of CVS Health traded in a narrow range early in the quarter, but then declined after reporting quarterly results. CVS reported revenue and earnings that exceeded expectations, and raised earnings guidance for the fiscal year. Weakness in the shares seemed to mirror weakness in the shares of other companies in the health care facilities and services industry rather than a direct response to the earnings report. The Shares of AbbVie also declined during the quarter, reversing a portion of the strong run up in the shares since the market lows in March. AbbVie reported revenue and earnings that exceeded expectations, but lowered earnings guidance for the fiscal year. Some of the weakness in the shares reflects investor concern about slowing net sales of AbbVie's flagship drug, Humira. Humira sales rose slightly in the US, but declined internationally due to biosimilar competition. The shares of Chubb traded in a narrow range early in the quarter and then declined after the company reported quarterly results. Chubb reported revenue that was in line with expectations, but an earnings loss that was much worse than previous guidance.

During the quarter we trimmed a portion of the MasterCard position to take profits and reduce risk, and sold Robert Half, Royal Caribbean, and Walgreens, reinvesting the proceeds in Activision Blizzard and CVS Health.

The Bond Fund

The Manor Bond Fund generated a return of 0.00%, net of all fees and expenses, during the quarter ending September 30, 2020, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 0.19% and the Lipper US Government mutual fund index return of 0.19%. The Fund outperformed the Bloomberg Barclay Intermediate US Treasury index, but underperformed the Lipper US Government mutual fund index during the trailing year with a return of 6.46% for the Fund compared to 6.03% for the Bloomberg index and 6.59% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.64%, 1.88%, and 0.93% for the Fund, compared to returns of 4.05%, 2.77%, and 2.34% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.51%, 3.33%, and 2.78% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

The Connection

The dislocation between our economy and financial markets is explained simply by massive policy interventions by the Federal Reserve and our Federal government. In the Great Financial Crisis the Fed bought US Treasury and mortgage backed securities directly in the open market, a policy referred to as Quantitative Easing (QE). Those purchases expanded the Fed balance sheet from $1 trillion to $3.5 trillion. With Covid and the economic shutdowns, the Fed ramped up their policy interventions, adding corporate bonds and junk bond ETF's to their purchases, expanding their balance sheet to over $7 trillion in just a few months while promising to continue buying $120 billion per month of the securities above for the foreseeable future. The Federal government, meanwhile, spent more than $2.7 trillion in stimulus, and could add another $2+ trillion. Taken together this stimulus represents almost 40% of US GDP in 2019. All of this borrowing has pushed US debt to GDP from 68% in 2008 to more that 136% as of June 2020. The financial markets are the beneficiaries of the debt fueled liquidity, hence the main street/wall street divergence, but without a rebound in the "main street" economy the financial markets will become dependent on liquidity injections that cannot go on forever. We cannot predict when that might happen so we will continue to invest in a manner that can provide some reasonable investment return while managing the risk associated with the impact of the policy measures that dominate the markets at this time.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.